------------------------------------
                                S E L I G M A N


                                [PHOTO OMITTED]


                                    SELIGMAN

                                  COMMON STOCK

                                   FUND, INC.


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             Seeking Favorable Current Income and Long-Term Growth
       of Both Income and Capital Without Exposing Capital to Undue Risk

                        DECEMBER 31, 1997 o ANNUAL REPORT

================================================================================

Over the Long Term -- J. & W. Seligman & Co. Incorporated

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TIME IS THE TEST

      In an industry that has changed dramatically in recent years, it's comforting to know that stability, tradition, and consistent professional service can still be found in an investment management firm.

      J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. From its beginning, Seligman has followed a long-term approach to making money for its clients, by managing investment products and services of the highest quality. Today, Seligman manages the Seligman Group of Funds, which offers investors more than 50 investment options.

A PLACE IN HISTORY

      Established in 1864, Seligman played a major role in the geographical expansion and industrial development of the United States. The firm helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s and early 1900s, the firm was instrumental in financing the fledgling automobile and steel industries. Seligman also participated in the original underwritings for some of the nation's most prominent companies, including General Motors, Victor Talking Machine, United Artists Theater Circuit, and Maytag. In 1929, Seligman introduced Tri-Continental Corporation -- which today is the nation's largest diversified closed-end investment company.

                                [PHOTO OMITTED]

                       James, Jesse, and Joseph Seligman

SELIGMAN COMMON STOCK FUND

      Seligman began managing its first mutual fund, Broad Street Investing Co., now known as Seligman Common Stock Fund, in 1930. Though far from the best of times -- the stock market had crashed and the country was experiencing a long depression -- Seligman Common Stock Fund survived its infancy. Seligman Common Stock Fund has helped investors seek their financial goals through all market conditions by staying true to its objective of growth and income without undue risk.

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TABLE OF CONTENTS

To the Shareholders .......................................................   1
Interview With Your Portfolio Managers ....................................   2
Performance Overview ......................................................   4
Portfolio Overview ........................................................   6
Portfolio of Investments ..................................................   8
Statement of Assets and Liabilities .......................................  13
Statement of Operations ...................................................  14
Statements of Changes in Net Assets .......................................  15
Notes to Financial Statements .............................................  16
Financial Highlights ......................................................  18
Report of Independent Auditors ............................................  20
Tax Status of 1997 Distributions ..........................................  21
Board of Directors ........................................................  22
Executive Officers and For More Information ...............................  23
Glossary of Financial Terms ...............................................  24

"The uncertainties of war and its effects on particular industries make imperative a careful balancing of risks and a continued broad diversification of investments."

                                                                -- Earle Bailie,
                                                                   Fund Chairman
                                                                       1932-1940

"The Fund continues to be a true growth and income fund. Investment strategy focuses on increasing dividends and identifying undervalued stocks with strong potential for long-term growth."

                                                           -- William C. Morris,
                                                                   Fund Chairman
                                                                    1989-Present

================================================================================

To the Shareholders

      In 1997, Seligman Common Stock Fund posted a total return of 23.58% based on the net asset value of Class A shares, lagging the 27.19% total return of its peers, as measured by the Lipper Growth & Income Funds Average. In the 12-month period, the Standard & Poor's 500 Composite Stock Price Index (S&P 500) had a total return of 33.36%, driven by the gains of the largest "brand names" in the group. A discussion with your Portfolio Managers, including constructive measures being taken to improve the Fund's performance, begins on page 2.

      This was the seventh year of economic expansion in the US, with real domestic growth of 3.8%. Consumer price inflation slowed to under 2%, interest rates moved steadily lower, productivity rose, and unemployment levels reached 27-year lows. Meanwhile, the federal budget deficit virtually disappeared and corporate profits posted a third consecutive year of strong gains. Despite year-end problems in Asia, the domestic business environment was positive.

      The domestic equity markets, as measured by the Dow Jones Industrial Average (DJIA), brought equity investors returns in excess of 20% for a third consecutive year -- a feat unmatched in the DJIA's 101-year history. The majority of these advances occurred in the first seven months of the year, as Asian troubles increased uncertainty in the equity markets in the last quarter. Investors also had to contend with repeated cracks in share prices and unusual volatility throughout the year, as nearly a third of the trading days brought changes of one percent or more in the DJIA. Nonetheless, the S&P 500, the DJIA, the Nasdaq, and the Russell 2000 all ended the year with returns of 20% or more.

      Beginning in the summer, investor interest broadened beyond the largest, most popular stocks in America, as reflected by the outperformance of stocks other than the 50-largest in the S&P 500. This trend changed abruptly in October due to the Southeast Asian crisis. Thereafter, investor bias toward the largest, or "mega-cap," stocks resumed even though these companies' exports and corporate earnings were the most vulnerable to the effects of the Asian crisis. As the mega caps neared historic highs in their valuations, Seligman Common Stock Fund began to implement a strategy of seeking more reasonable valuations relative to earnings expectations. While the Fund's shift away from the largest of the large-cap stocks had a negative effect on performance in 1997, we believe this was a short-term setback and that the Fund's investment strategy will prove beneficial going forward.

      The outlook for US corporate profits in 1998 is more uncertain due to expectations of modest economic growth and the unforeseeable effects of the Asian crisis on corporate profitability and the economy. There is also a risk of temporary price deflation linked to the Asian crisis, as those economies seek to export their way out of trouble. Barring problems caused by the tightness of the labor market, we expect a continuation of the current low-inflation and low-interest-rate environment, but no deflation.

      Seligman Common Stock Fund offers a diversified portfolio with consistent performance and lower volatility than the market, focusing both on favorable current income and long-term growth of capital and income. We believe the Fund's conservative investment approach and its 54-year dividend history make it a solid investment choice in an environment of growing earnings uncertainty. Such conditions could produce a "stock-picker's" market where active money management becomes even more important.

      Thank you for your continued interest in Seligman Common Stock Fund. We look forward to serving your investment needs in the many years to come. The Fund's portfolio of investments and financial statements follow this letter. Additional information on the Fund's investment results appears starting on page 4.

By order of the Board of Directors,


/s/ William C. Morris

William C. Morris
Chairman


                                                               /s/ Brian T. Zino

                                                                   Brian T. Zino
                                                                       President

January 30, 1998


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                                                                               1
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Interview With Your Portfolio Managers, Charles C. Smith, Jr. and Odette Galli


Q.    How did Seligman Common Stock Fund perform in the last 12 months?

A. Seligman Common Stock Fund posted a total return of 23.58% based on the net asset value of Class A shares for the year ending December 31, 1997. The Fund's peers, as measured by the Lipper Growth & Income Funds Average, posted a total return of 27.19%. The Standard & Poor's 500 Composite Stock Price Index (S&P 500) had a total return of 33.36% for the year.

Q.    Which economic and market factors influenced the Fund's performance?

A. While the equity markets ended the year on a down note, overtaken by concerns that future corporate earnings would be impacted by the Asian financial crisis, the year as a whole was a success. Economic growth continued without prompting an increase in the rate of inflation despite the tightening labor markets. Investors' appetite for stocks was unrelenting, and corporate earnings, benefiting from a surge in productivity, continued to grow.

            The Fund was well positioned to participate in the appreciation of the equity markets and saw particularly improved relative results in the third quarter when the markets broadened. However, in the fourth quarter, domestic and foreign investors seeking refuge from the impact of the Asian financial crisis funneled assets into the largest US stocks. Since the Fund was not substantially invested in these types of stocks, as their valuations were expensive, this underweighting dampened the Fund's results relative to the S&P 500.

Q.    What is your investment strategy?

A. Seligman Common Stock Fund continues to offer investors a higher yield than the S&P 500 and lower volatility. We have been restructuring the portfolio to further enhance these attributes. We have selectively reduced the number of US common stocks in the portfolio from about 90 in June to nearly 70 at December 31, 1997. We continue to identify attractively-valued stocks with the potential for accelerating earnings that have a significant yield advantage relative to other companies in their industry. Our growth-at-a-reasonable-price approach has been maintained. Further, the average price-to-earnings ratio of the issues in the portfolio remains lower than the S&P 500 while providing higher projected earnings growth.

Q.    What sectors improved the Fund's results?

A. The strength of the economy and the low levels of inflation provided a positive backdrop, which improved the performance of the Fund's holdings in the aerospace/defense and machinery and industrial equipment industries. These stocks were further supported by substantial corporate capital spending. As valuations rose, profits were taken in some of these stocks. Our exposure to these industries will probably be further reduced in 1998, as certain companies may see reduced corporate earnings growth if the economy's rate of expansion slows.

--------------------------------------------------------------------------------

A TEAM APPROACH

Seligman Common Stock Fund is managed by the Seligman Growth and Income Team, headed by Charles C. Smith, Jr. Mr. Smith and Odette Galli are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying companies in specific industry groups that offer the greatest total return potential, consistent with the Fund's objective.

                                [PHOTO OMITTED]

Seligman Growth and Income Team: (from left) Rodney Collins, Margaret Doyle, Jonathan Roth, Odette Galli (Co-Portfolio Manager), (seated) Melanie Ravenell (Administrative Assistant), Charles C. Smith, Jr. (Portfolio Manager), Amy Fujii

--------------------------------------------------------------------------------


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2
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Interview With Your Portfolio Managers, Charles C. Smith, Jr. and Odette Galli


            Two other areas of strength were found in health care and financial stocks. The Fund's pharmaceutical stocks performed well due to the success of new products and the growth of sales. Therefore, their profitability increased, making pharmaceutical companies attractive relative to the ailing HMOs. Financial stocks -- supported by the low-interest-rate environment, consolidation in the industry, the public's interest in equities, and the growth of the retirement-planning industry -- fared particularly well.

Q.    What sectors impaired the Fund's results?

A. The two most significant areas of weakness in the Fund's portfolio were in electric and gas utilities and technology-related stocks such as electronics and semiconductors. In keeping with the emphasis on reasonable valuations within the portfolio, utility stocks were underweighted as their valuations were high relative to their earnings growth. As the Asian financial crisis grew in magnitude, some investors were drawn to the stable earnings record of utilities, which offered a safe haven in an environment of future earnings uncertainty. The Fund did not participate to any great degree in this area's improved performance.

            Additionally, the technology sector was disappointing in 1997, suffering from the negative earnings reports of several industry leaders. In the fourth quarter, valuations were significantly reduced by the developing Asian financial crisis, as investors feared that reduced technology spending in the region would significantly impact the earnings of technology companies.

Q.    What is the outlook?

A. It is likely that a difficult investment environment will persist in 1998. The Asian financial crisis may reduce domestic corporate profits, impacting both large multinational companies and their suppliers. The potential slowdown in the rate of economic expansion would also increase the importance of sound stock selection. The recent run-up in the valuations of the largest, most liquid multinational companies -- despite their exposure to Asia -- may compel investors to change their focus. Market participants may begin to look for consistent earnings and sound valuations. Such a change in sentiment would be beneficial to Seligman Common Stock Fund, as the portfolio holds companies with strong earnings records, good future earnings growth potential, reasonable valuations, and attractive dividend yields.


                                                                            ----

================================================================================

Performance Overview


      This chart compares a $10,000 hypothetical investment made in Seligman Common Stock Fund Class A shares, with and without the initial 4.75% maximum sales charge, for the 10-year period ended December 31, 1997, to a $10,000 investment made in the Lipper Growth &Income Funds Average (Lipper Growth &Income Average) and the Standard &Poor's 500 Composite Stock Price Index (S&P
500) for the same period. The performances of Seligman Common Stock Fund Class B and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lipper Growth &Income Average excludes the effect of sales charges and the S&P500 excludes the effect of fees and sales charges.

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL]


                       Seligman Common Stock Fund Class A

                                                    Lipper
                          With       Without       Growth &
                          Sales       Sales         Income
                         Charge      Charge         Average       S&P 500
                         ------      -------       --------       -------

12/31/87                  9,526       10,000        10,000        10,000
3/31/88                  10,005       10,502        10,723        10,569
6/30/88                  10,526       11,049        11,334        11,273
9/30/88                  10,421       10,940        11,374        11,311
12/31/88                 10,486       11,008        11,618        11,661
3/31/89                  11,091       11,642        12,367        12,487
6/30/89                  11,735       12,319        13,241        13,590
9/30/89                  12,888       13,528        14,382        15,046
12/31/89                 13,294       13,955        14,377        15,356
3/31/90                  13,165       13,819        14,029        14,893
6/30/90                  13,986       14,681        14,751        15,830
9/30/90                  11,546       12,121        12,785        13,655
12/31/90                 12,777       13,412        13,740        14,879
3/31/91                  14,874       15,614        15,701        17,040
6/30/91                  14,570       15,295        15,670        17,001
9/30/91                  15,696       16,476        16,545        17,911
12/31/91                 16,601       17,427        17,733        19,412
3/31/92                  16,879       17,718        17,750        18,921
6/30/92                  16,987       17,831        17,805        19,280
9/30/92                  17,457       18,325        18,246        19,887
12/31/92                 18,404       19,320        19,345        20,888
3/31/93                  19,297       20,257        20,249        21,801
6/30/93                  19,762       20,744        20,431        21,907
9/30/93                  20,258       21,266        21,151        22,473
12/31/93                 21,138       22,189        21,649        22,994
3/31/94                  20,146       21,147        20,991        22,123
6/30/94                  20,252       21,259        20,931        22,215
9/30/94                  21,048       22,095        21,828        23,302
12/31/94                 20,739       21,770        21,492        23,297
3/31/95                  22,503       23,623        23,239        25,566
6/30/95                  24,140       25,340        25,096        28,008
9/30/95                  25,665       26,942        26,928        30,234
12/31/95                 26,581       27,903        28,230        32,055
3/31/96                  27,929       29,318        29,865        33,776
6/30/96                  28,917       30,355        30,869        35,292
9/30/96                  29,151       30,600        31,779        36,383
12/31/96                 30,685       32,211        34,185        39,417
3/31/97                  31,154       32,703        34,571        40,474
6/30/97                  35,958       37,746        39,545        47,540
9/30/97                  38,403       40,313        43,137        51,101
12/31/97                 37,919       39,805        43,478        52,569

      The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.


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4

================================================================================

Performance Overview

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS
For Periods Ended December 31, 1997

                                                         AVERAGE ANNUAL
                                            ------------------------------------------
                                                                   CLASS B     CLASS D
                                                                    SINCE      SINCE
                                    SIX     ONE     FIVE    10    INCEPTION  INCEPTION
                                  MONTHS*   YEAR   YEARS   YEARS   4/22/96     5/3/93
                                  -------   ----   -----   -----  ---------  ---------
CLASS A**
With Sales Charge                   0.42%  17.73%  14.43%  14.26%     n/a       n/a
Without Sales Charge                5.45   23.58   15.55   14.81      n/a       n/a

CLASS B**
With CDSL+                          0.32   17.59     n/a     n/a    16.70%      n/a
Without CDSL                        5.07   22.59     n/a     n/a    18.81       n/a

CLASS D**
With 1% CDSL                        4.18   21.66     n/a     n/a      n/a       n/a
Without CDSL                        5.13   22.66     n/a     n/a      n/a     14.57%

LIPPER GROWTH & INCOME AVERAGE***   9.95   27.19   17.58   15.83    23.93++   18.21+++
S&P 500***                         10.58   33.36   20.27   18.05    29.25++   21.39+++


NET ASSET VALUE

                      DECEMBER 31, 1997     JUNE 30, 1997      DECEMBER 31, 1996
                      -----------------     -------------      -----------------
CLASS A                    $15.92              $16.76               $14.89
CLASS B                     15.88               16.73                14.87
CLASS D                     15.89               16.73                14.87

DIVIDEND AND CAPITAL GAIN INFORMATION
For the Year Ended December 31, 1997

                     DIVIDENDS                                        CAPITAL
                       PAID                                             GAIN
                     ---------                                        -------
CLASS A                $0.320                  PAID                   $2.064 o
CLASS B                 0.201                  REALIZED                2.564
CLASS D                 0.201                  UNREALIZED              3.998 oo

      Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
  *   Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.
*** The Lipper Growth &Income Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Growth &Income Average excludes the effect of sales chargesand the S&P 500 excludes the effect of fees and sales charges. The monthly performance of the Lipper Growth &Income Average is used in the Performance Overview. Investors cannot invest directly in an index or an average.
  +   The CDSL is 5% for periods of one year or less, and 4% since inception.
 ++   From April 30, 1996.
+++   From April 30, 1993.
  o Includes the $0.514 of undistributed realized capital gains from 1996, which were paid to shareholders on June 25, 1997.
 oo Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1997.


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                                                                               5
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Portfolio Overview

DIVERSIFICATION OF NET ASSETS
December 31, 1997

                                                                                   PERCENT OF NET ASSETS
                                                                                       DECEMBER 31,
                                                                                   ---------------------
                                              ISSUES      COST            VALUE        1997     1996
                                              ------  ------------        -----    --------     --------
SHORT-TERM HOLDINGS AND OTHER ASSETS
Less Liabilities .........................       3    $ 96,707,710    $ 96,707,710     11.6     12.9
                                               ---    ------------    ------------    -----    -----
Common Stocks and Convertible Issues:
   Advertising ...........................      --              --              --       --      1.2
   Aerospace/Defense .....................       2      15,045,862      20,157,500      2.4      3.0
   Apparel  and Textiles .................      --              --              --       --      0.8
   Automotive and Related ................       4      20,162,807      22,289,938      2.7      2.6
   Basic Materials .......................       1       7,362,520       7,037,500      0.8       --
   Business Services and Supplies ........       1       4,666,606       4,768,287      0.6       --
   Chemicals .............................       4      22,242,884      23,348,750      2.8      2.5
   Computer Goods and Services ...........       3      22,513,466      25,678,750      3.1      1.2
   Construction ..........................       1       3,606,295       5,550,000      0.7      0.8
   Consumer Goods and Services ...........       5      27,697,024      43,856,276      5.3      6.8
   Drugs and Health Care .................       8      42,479,810      65,454,009      7.8      3.0
   Electric and Gas Utilities ............       6      18,479,762      28,060,639      3.4      5.9
   Electrical Equipment ..................       1       6,835,558       7,087,500      0.8       --
   Electronics ...........................       6      32,806,342      34,713,750      4.2      2.7
   Energy ................................       8      46,658,261      73,516,973      8.8      7.6
   Environmental Services ................      --              --              --       --      0.3
   Finance and Insurance .................      21      63,804,377     131,777,650     15.7     13.8
   Food ..................................       2       7,697,220      23,921,875      2.9      5.8
   Leisure and Entertainment .............      --              --              --       --      0.5
   Machinery and Industrial Equipment.....       7      47,686,295      65,941,625      7.9      5.6
   Metals and Mining .....................       1       4,587,284       4,528,125      0.5      0.8
   Office Equipment and Services .........      --              --              --       --      1.1
   Paper and Packaging ...................       2      15,430,988      16,050,000      1.9      2.9
   Printing and Publishing ...............       1       2,710,587       5,200,000      0.6      1.4
   Restaurants ...........................      --              --              --       --      0.5
   Retail Trade ..........................       4      12,522,208      17,262,154      2.1      3.1
   Steel .................................      --              --              --       --      1.2
   Technology ............................       1      11,157,194      10,181,719      1.2      1.7
   Telecommunications ....................       5      16,677,827      19,316,993      2.3      0.8
   Telephone Utilities ...................       4      30,808,685      36,377,500      4.4      2.2
   Tobacco ...............................       3      31,732,384      33,472,002      4.0      1.1
   Transportation ........................      --              --              --       --      2.0
   Miscellaneous/Diversified .............       2      13,312,306      12,842,237      1.5      4.2
                                               ---    ------------    ------------    -----    -----
                                               103     528,684,552     738,391,752     88.4     87.1
                                               ---    ------------    ------------    -----    -----
Net Assets ...............................     106    $625,392,262    $835,099,462    100.0    100.0
                                               ===    ============    ============    =====    =====


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6

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Portfolio Overview

LARGEST PORTFOLIO CHANGES
During Past Six Months

                                        SHARES
                                 --------------------
                                             HOLDINGS
ADDITIONS                        INCREASE    12/31/97
---------                        --------    --------
Amoco.........................    100,000     100,000
Applied Materials.............    235,000     235,000
Coca-Cola.....................    185,000     185,000
Exxon.........................    160,000     260,000
General Electric..............    165,000     335,000
Johnson & Johnson.............    150,000     150,000
Microsoft.....................     62,000      92,000
Philip Morris.................    345,000     345,000
RJR Nabisco Holdings..........    400,000     400,000
Unicom........................    260,000     260,000


                                        SHARES
                                 --------------------
                                             HOLDINGS
REDUCTIONS                       DECREASE    12/31/97
----------                       --------    --------
Aon...........................    150,000          --
Colgate-Palmolive.............    200,000          --
Corning.......................    200,000          --
CPC International.............    100,000          --
Magna International (Class A).    125,000          --
Omnicom Group.................    200,000          --
PacifiCorp....................    500,000          --
Parker-Hannifin...............    187,500(1)       --
Pitney Bowes..................    150,000          --
The Pep Boys..................    275,000          --


Largest portfolio changes from previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1)   Includes 62,500 shares received as a result of a 3-for-2 stock split.


    [THE FOLLOWING TABLE WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL]


LARGEST INDUSTRIES
At December 31, 1997

                                       Percent of
                                       Net Assets
                                       ----------
Finance and Insurance                     15.7%          $131,777,650
Energy                                     8.8%          $ 73,516,973
Machinery and Industrial Equipment         7.9%          $ 65,941,625
Drugs and Health Care                      7.8%          $ 65,545,009
Consumer Goods and Services                5.3%          $ 43,856,276

LARGEST PORTFOLIO HOLDINGS
At December 31, 1997

SECURITY                                     VALUE
--------                                     -----
General Electric......................    $24,580,625
Bank of New York......................     17,343,750
Exxon.................................     15,908,750
Ahmanson (H.F.).......................     15,730,313
Philip Morris.........................     15,632,812
RJRNabisco Holdings...................     15,000,000
Royal Dutch Petroleum.................     14,088,750
Sara Lee..............................     14,078,125
Bristol-Myers Squibb..................     13,720,625
United Technologies...................     12,378,125


                                                                            ----

================================================================================

Portfolio of Investments
December 31, 1997

                                                    SHARES              VALUE
                                                    ------              -----
COMMON STOCKS  88.3%

AEROSPACE/DEFENSE  2.4%

General Dynamics
  Diversified defense contractor                     90,000        $   7,779,375
                                                                   -------------
United Technologies
  Nanufacturer of jet engines,
  flight systems, elevators,
  and automotive parts                              170,000           12,378,125
                                                                   -------------
                                                                      20,157,500
                                                                   -------------
AUTOMOTIVE AND
RELATED  2.7%

Chrysler
  Nanufacturer of automobiles,
  trucks, and related parts                         210,000            7,389,375
Eaton
  Diversified manufacturer,
  including truck transmissions
  and axles                                          51,000            4,551,750
Harley-Davidson
  Manufacturer of motorcycles                       300,000            8,212,500
Volkswagen (ADRs) (Germany)
  Manufacturer of automobiles                        19,000            2,136,313
                                                                   -------------
                                                                      22,289,938
                                                                   -------------
BASIC MATERIALS  0.8%

Aluminum Company of America
  Aluminum producer                                 100,000            7,037,500
                                                                   -------------
BUSINESS SERVICES
AND SUPPLIES  0.6%

Xerox
  Developer and marketer of
  document processing
  products and services                              64,600            4,768,287
                                                                   -------------
CHEMICALS  2.8%

Bayer (Germany)
  Producer of specialty chemicals,
  pharmaceuticals, and plastics                      66,000            4,256,999
duPont (E.I.) de Nemours
  Producer of chemicals                             133,000            7,988,313
Goodrich (B.F.)
  Chemical manufacturer; supplier
  of systems and component
  parts for the aerospace industry                  185,000            7,665,938
Morton International
  Manufacturer and marketer
  of adhesives, coatings, salt,
  and specialty products                            100,000            3,437,500
                                                                   -------------
                                                                      23,348,750
                                                                   -------------
COMPUTER GOODS
AND SERVICES  3.1%

Computer Associates International
  Developer of software
  utilities and databases                           112,500            5,948,437
International Business Machines
  Manufacturer of micro and
  personal computers                                 75,000            7,842,188
Microsoft*
  Developer of computer software                     92,000           11,888,125
                                                                   -------------
                                                                      25,678,750
                                                                   -------------
CONSTRUCTION  0.7%

Sherwin-Williams
  Manufacturer of paints and
  related products                                  200,000            5,550,000
                                                                   -------------
CONSUMER GOODS
AND SERVICES  5.3%

Allied Domecq (UK)
  International food, drink, and
  hospitality group                                 230,000            2,089,401
Anheuser-Busch
  Brewery; theme park operator;
  manufacturer and recycler
  of aluminum beverage containers                   190,000            8,360,000
Coca-Cola
  Manufacturer and marketer
  of soft drinks and consumer
  products                                          185,000           12,325,625
PepsiCo
  Manufacturer and marketer
  of soft drinks and
  consumer products                                 250,000            9,109,375
Procter & Gamble
  Manufacturer and distributor
  of household and personal
  care products                                     150,000           11,971,875
                                                                   -------------
                                                                      43,856,276
                                                                   -------------

----------
See footnotes on page 12.


----
8

================================================================================

Portfolio of Investments
December 31, 1997

                                                    SHARES              VALUE
                                                    ------              -----
DRUGS AND
HEALTH CARE  7.8%

Abbott Laboratories
  Developer and manufacturer
  of diversified health
  care products                                      75,000        $   4,917,187
American Home Products
  Developer and manufacturer
  of pharmaceuticals, food,
  and housewares                                     70,000            5,355,000
Bristol-Myers Squibb
  Developer and manufacturer
  of health and personal
  care products                                     145,000           13,720,625
Johnson & Johnson
  Health care products                              150,000            9,881,250
Merck
  Manufacturer of pharmaceuticals                    98,300           10,444,375
Novartis (Switzerland)
  Manufacturer of pharmaceuticals                     2,000            3,242,134
Pfizer
  Manufacturer of health care and
  consumer products                                 115,000            8,574,688
Schering-Plough
  Manufacturer of
  pharmaceuticals and health
  and personal care products                        150,000            9,318,750
                                                                   -------------
                                                                      65,454,009
                                                                   -------------
ELECTRIC AND GAS
UTILITIES  3.4%

Companhia Energetica de
Minas Gerais (ADRs) "CEMIG"
(Brazil)
  Provider of electricity                            22,700            1,021,500
Electricidade de Portugal
(ADRs) (Portugal)
  Generator and distributor
  of electricity                                     62,200            2,410,250
Endesa (ADRs) (Spain)
  Provider of electric energy                       200,000            3,637,500
Unicom
  Electric utility                                  260,000            7,995,000
Veba (Germany)
  Provider of electric energy                        45,000            3,065,139
Williams Companies
  Natural gas and
  telecommunications utility                        350,000            9,931,250
                                                                   -------------
                                                                      28,060,639
                                                                   -------------
ELECTRICAL EQUIPMENT  0.8%

Thomas & Betts
  Manufacturer of electronic
  connectors and components                         150,000            7,087,500
                                                                   -------------
ELECTRONICS  4.2%

AMP
  Manufacturer of electronic
  connectors and systems                            165,000            6,930,000
Applied Materials*
  Developer, manufacturer, and
  marketer of semiconductor
  wafer fabrication equipment                       235,000            7,072,031
KLA Tencor*
  Manufacturer of wafer
  inspection and metrology
  equipment                                         155,000            5,982,031
Motorola
  Producer of semiconductors
  and communications equipment                       75,000            4,279,688
Philips Lamps Holdings (ADRs)
(Netherlands)
  Worldwide manufacturer
  of consumer electronics
  and components                                     35,000            2,117,500
Raytheon
  Producer of defense and
  commercial electronics                            165,000            8,332,500
                                                                   -------------
                                                                      34,713,750
                                                                   -------------
ENERGY 8.8%

Amoco
  Producer of oil and gas                           100,000            8,512,500
Atlantic Richfield
  Oil producer and
  west coast marketer                               100,000            8,012,500

                                                                   -------------

----------
See footnotes on page 12.


                                                                            ----

================================================================================

Portfolio of Investments
December 31, 1997

                                                    SHARES              VALUE
                                                    ------              -----
ENERGY (continued)

Exxon
  Explorer and producer
  of natural gas, oil, and
  petroleum products                                260,000        $  15,908,750
Mobil
  International oil enterprise                      100,000            7,218,750
Royal Dutch Petroleum (Netherlands)
  Provider of international
  oil services                                      260,000           14,088,750
Schlumberger
  Worldwide provider of
  energy services                                   100,000            8,050,000
Texaco
  Explorer, producer, transporter,
  refiner, and marketer of
  natural gas, oil, and
  petroleum products                                166,000            9,026,250
Total (Class B) (France)
  International oil enterprise                       24,796            2,699,473
                                                                   -------------
                                                                      73,516,973
                                                                   -------------
FINANCE AND
INSURANCE 15.6%

Ahmanson (H.F.)
  Provider of savings and loan
  services throughout the us                        235,000           15,730,313
American General
  Provider of insurance
  and annuity services                              100,000            5,406,250
American International Group
  International insurance
  holding company                                   112,500           12,234,375
ASA-UAP (France)
  Provider of financial
  services and insurance                             42,845            3,316,366
Banco Bilbao Vizcaya (Spain)
  Provider of banking services                       62,100            2,009,471
Bank of Ireland (Ireland)
  Financial services provider                       258,900            3,989,742
Bank of New York
  Commercial bank                                   300,000           17,343,750
Bankers Trust
  Commercial bank                                   100,000           11,243,750
Citicorp
  Global commercial bank                             50,000            6,321,875
Federal National
Nortgage Association
  Provider of mortgage financing                    200,000           11,412,500
First Union
  Commercial bank                                   170,000            8,712,500
General Re
  Property casualty reinsurer                        20,000            4,240,000
ING Groep (Netherlands)
  Provider of banking and
  insurance services                                 76,136            3,208,495
Irish Life (Ireland)
  Provider of insurance and
  related products                                  380,000            2,165,379
Mellon Bank
  Financial services provider                        80,000            4,850,000
National Australia Bank
(ADRs) (Australia)
  Commercial bank                                    50,000            3,531,250
St. Paul Companies
  Property and casualty insurance                    60,000            4,923,750
Societe Generale (France)
  Provider of full banking and
  financial services                                 13,000            1,771,794
TIG Holdings
  Insurance provider                                135,000            4,480,313
Zurich Versicherungs (Switzerland)
  Provider of insurance services                      7,800            3,713,269
                                                                   -------------
                                                                     130,605,142
                                                                   -------------
FOOD  2.9%

ConAgra
  Prepared foods and
  agricultural products                             300,000            9,843,750
Sara Lee
  Manufacturer of processed
  foods and consumer products                       250,000           14,078,125
                                                                   -------------
                                                                      23,921,875
                                                                   -------------

----------
See footnotes on page 12.


----
10

================================================================================

Portfolio of Investments
December 31, 1997

                                                    SHARES              VALUE
                                                    ------              -----
MACHINERY AND
INDUSTRIAL EQUIPMENT  7.9%

Dana
  Manufacturer and distributor
  of products and systems
  for automotive and
  related industries                                125,000        $   5,937,500
Deere
  Manufacturer, distributor,
  and financier of
  farm machinery                                    111,500            6,501,844
GATX
  Railcar leasing; equipment
  financing                                         150,000           10,884,375
General Electric
  Supplier of electrical
  equipment and other
  industrial and
  consumer products                                 335,000           24,580,625
Harnischfeger Industries
  Manufacturer and distributor
  of machinery and
  mining equipment                                  119,000            4,202,187
Illinois Tool Works
  Manufacturer of fasteners,
  tools, and plastic items                          180,000           10,822,500
Mannesmann (Germany)
  Manufacturer of plant
  and machinery equipment;
  automotive technology                               6,000            3,012,594
                                                                   -------------
                                                                      65,941,625
                                                                   -------------
METALS AND MINING  0.5%

Allegheny Teledyne
  Manufacturer of specialty
  metals                                            175,000            4,528,125
                                                                   -------------
PAPER AND PACKAGING  1.9%

Fort James
  Producer of paper and
  related products for consumer
  and industrial use                                200,000            7,650,000
Mead
  Manufacturer of paper,
  lumber, and wood products                         300,000            8,400,000
                                                                   -------------
                                                                      16,050,000
                                                                   -------------
PRINTING AND PUBLISHING  0.6%

Knight-Ridder Newspapers
  Newspapers; business
  information services                              100,000            5,200,000
                                                                   -------------
RETAIL TRADE  2.1%

May Department Stores
  Department store operator                         100,000            5,268,750
Penney (J.C.)
  Operator of retail department
  stores and drugstores                              76,000            4,583,750
Tesco (UK)
  Food retailer                                     184,600            1,494,029
Wal-Mart Stores
  Discount retailer                                 150,000            5,915,625
                                                                   -------------
                                                                      17,262,154
                                                                   -------------
TECHNOLOGY  1.2%

Intel
  Manufacturer of
  semiconductors/memory circuits                    145,000           10,181,719
                                                                   -------------
TELECOMMUNICATIONS  2.3%

Alcatel Alsthom (France)
  Developer of equipment and
  systems for public
  telecommunications                                 17,000            2,161,556
Sprint
  Global communications company                      93,100            5,457,987
Telecomunicacoes Brasileiras
(ADRs) "Telebras" (Brazil)
  Provider of telecommunications
  services                                            7,000              815,062
Telecom Italia-Di Risp (Italy)
  Provider of the whole spectrum
  of telecommunications services                    400,000            2,555,044
Worldcom*
  Diversified telecommunications
  company                                           275,000            8,327,344
                                                                   -------------
                                                                      19,316,993
                                                                   -------------
TELEPHONE UTILITIES  4.4%

AmeriTech
  Provider of
  telecommunications services                       105,000            8,452,500

----------
See footnotes on page 12.


                                                                            ----

================================================================================

Portfolio of Investments
December 31, 1997

                                                    SHARES              VALUE
                                                    ------              -----
TELEPHONE UTILITIES (continued)

Bell Atlantic
  Provider of telephone services
  in the atlantic region                            100,000        $   9,100,000
GTE
  Provider of telephone services,
  systems, and equipment                            150,000            7,837,500
SBC Communications
  Provider of telephone services,
  primarily in the midwest                          150,000           10,987,500
                                                                   -------------
                                                                      36,377,500
                                                                   -------------
TOBACCO  4.0%

B.A.T Industries (UK)
  Financial services and
  tobacco company                                   310,000            2,839,190
Philip Morris
  Manufacturer of tobacco
  products                                          345,000           15,632,812
RJR Nabisco Holdings
  Manufacturer of processed
  foods and tobacco products                        400,000           15,000,000
                                                                   -------------
                                                                      33,472,002
                                                                   -------------
MISCELLANEOUS/DIVERSIFIED  1.5%

AlliedSignal
  Producer of aerospace
  and automotive materials                          270,000           10,513,125
Pacific Dunlop (Australia)
  Diversified manufacturer                          1,100,000          2,329,112
                                                                   -------------
                                                                      12,842,237
                                                                   -------------
TOTAL COMMON STOCKS
(Cost $527,684,552)                                                  737,219,244
                                                                   -------------

                                                    PRIN. AMT.          VALUE
                                                    ----------          -----
CONVERTIBLE BONDS 0.1%
(Cost $1,000,000)

FINANCE AND INSURANCE 0.1%

LibLife International (UK),
  6 1/2%, 9/30/2004
  Provider of life and
  casualty insurance                                $1,000,000     $   1,172,508
                                                                   -------------

SHORT-TERM HOLDINGS 11.0%

Canadian Imperial Bank of
  Commerce, Grand Cayman
  Fixed Time Deposit,
  6 5/8%, 1/2/1998                                  31,605,000        31,605,000

First National Bank of Chicago,
  Grand Cayman Fixed
  Time Deposit,
  6 5/8%, 1/2/1998                                  30,000,000        30,000,000

National Westminster Bank,
  Nassau Fixed Time Deposit,
  6 1/2%, 1/2/1998                                  30,000,000        30,000,000
                                                                   -------------

TOTAL SHORT-TERM HOLDINGS
(Cost $91,605,000)                                                    91,605,000
                                                                   -------------

TOTAL INVESTMENTS 99.4%
(Cost $620,289,552)                                                  829,996,752

OTHER ASSETS
LESS LIABILITIES 0.6%                                                  5,102,710
                                                                   -------------
NET ASSETS                                            100.0%       $ 835,099,462
                                                                   =============

----------
*     Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.


----
12

================================================================================

Statement of Assets and Liabilities
December 31, 1997

ASSETS:
Investments, at value:
  Common stocks and convertible issues (cost $528,684,552).....   $738,391,752
  Short-term holdings (cost $91,605,000) ......................     91,605,000   $ 829,996,752
                                                                  ------------
Cash .........................................................................       1,892,521
Receivable for securities sold ...............................................       1,952,447
Receivable for interest and dividends ........................................       1,768,595
Receivable for Capital Stock sold ............................................       1,270,396
Expenses prepaid to shareholder service agent ................................         165,317
Other ........................................................................          61,950
                                                                                 -------------
Total Assets .................................................................     837,107,978
                                                                                 -------------

LIABILITIES:
Payable for Capital Stock repurchased ........................................         677,601
Accrued expenses, taxes, and other ...........................................       1,330,915
                                                                                 -------------
Total Liabilities ............................................................       2,008,516
                                                                                 -------------
Net Assets ...................................................................   $ 835,099,462
                                                                                 =============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.50 par value; 500,000,000 shares
authorized; 52,458,584 shares outstanding):
  Class A ....................................................................   $  23,067,560
  Class B ....................................................................         615,959
  Class D ....................................................................       2,545,773
Additional paid-in capital ...................................................     539,104,537
Undistributed net investment income ..........................................          20,589
Undistributed net realized gain ..............................................      60,040,379
Net unrealized appreciation of investments ...................................     210,936,107

Net unrealized depreciation on translation of assets and
liabilities denominated in foreign currencies ................................      (1,231,442)
                                                                                 -------------
Net Assets ...................................................................   $ 835,099,462
                                                                                 =============

NET ASSET VALUE PER SHARE:
Class A ($734,634,930 / 46,135,119 shares) ...................................          $15.92
                                                                                        ======
Class B ($19,567,807 / 1,231,918 shares) .....................................          $15.88
                                                                                        ======
Class D ($80,896,725 / 5,091,547 shares) .....................................          $15.89
                                                                                        ======

----------
See Notes to Financial Statements.


                                                                            ----

================================================================================

Statement of Operations
For the Year Ended December 31, 1997

INVESTMENT INCOME:
Dividends .........................................................  $  20,401,956
Interest ..........................................................      3,123,709
Other .............................................................        125,741
                                                                     -------------
Total Investment Income (net of foreign taxes withheld of $212,716)...............   $  23,651,406

EXPENSES:
Management fee ....................................................      5,192,858
Distribution and service fees .....................................      2,567,026
Shareholder account services ......................................      1,227,231
Custody and related services ......................................        212,000
Shareholder reports and communications ............................        205,382
Registration ......................................................        109,091
Auditing and legal fees ...........................................         83,355
Directors' fees and expenses ......................................         37,509
Miscellaneous .....................................................         50,732
                                                                     -------------
Total Expenses ...................................................................       9,685,184
                                                                                     -------------
Net Investment Income ............................................................      13,966,222

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:

Net realized gain on investments ..................................    135,910,283

Net realized loss from foreign currency transactions ..............     (1,513,242)
Net change in unrealized appreciation of investments ..............     19,276,740
Net change in unrealized appreciation on translation of assets and
liabilities denominated in foreign currencies .....................     (2,113,562)
                                                                     -------------
Net Gain on Investments and Foreign Currency Transactions ........................     151,560,219
                                                                                     -------------
Increase in Net Assets from Operations ...........................................   $ 165,526,441
                                                                                     =============

----------
See Notes to Financial Statements.


----
14

================================================================================

Statements of Changes in Net Assets

                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
                                                                           1997             1996
                                                                       ------------     ------------
OPERATIONS:
Net investment income ...........................................      $ 13,966,222      $15,992,537
Net realized gain on investments ................................       135,910,283       62,861,837
Net realized loss from foreign currency transactions ............        (1,513,242)          (9,298)
Net change in unrealized appreciation of investments ............        19,276,740       20,969,267
Net change in unrealized appreciation on translation of
assets and liabilities denominated in foreign currencies ........        (2,113,562)        (158,076)
                                                                       ------------     ------------
Increase in Net Assets from Operations ..........................       165,526,441       99,656,267
                                                                       ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ......................................................       (13,924,923)     (14,590,224)
   Class B ......................................................          (164,161)         (34,814)
   Class D ......................................................          (893,492)        (813,879)
Net realized gain on investments:
   Class A ......................................................       (87,928,428)     (47,224,171)
   Class B ......................................................        (1,905,117)        (297,882)
   Class D ......................................................        (8,996,490)      (4,385,491)
                                                                       ------------     ------------
Decrease in Net Assets from Distributions .......................      (113,812,611)     (67,346,461)
                                                                       ------------     ------------

                                               SHARES
                                    -----------------------------
                                       YEAR ENDED DECEMBER 31,
                                    -----------------------------
                                        1997              1996
                                    -----------       -----------
CAPITAL SHARE TRANSACTIONS:*
Net proceeds from sale of shares:
   Class A .......................    1,308,404         2,178,472        21,242,046       32,299,564
   Class B .......................      626,437           430,908        10,275,506        6,449,796
   Class D .......................      653,126         1,319,042        10,523,717       19,486,806
Investment of dividends:
   Class A .......................      473,066           527,914         7,757,656        7,838,581
   Class B .......................        9,277             2,114           152,545           31,288
   Class D .......................       50,194            50,273           821,894          745,246
Exchanged from associated Funds:
   Class A .......................    5,617,352         5,995,029        89,701,736       89,181,764
   Class B .......................      213,033             9,871         3,448,926          146,507
   Class D .......................    2,927,353           481,390        48,648,056        7,120,548
Shares issued in payment of
gain distributions:
   Class A .......................    3,903,524         2,201,193        61,643,305       33,016,448
   Class B .......................      114,620            17,548         1,797,496          262,950
   Class D .......................      534,270           273,306         8,416,701        4,087,158
                                    -----------       -----------      ------------     ------------
Total ............................   16,430,656        13,487,060       264,429,584      200,666,656
                                    -----------       -----------      ------------     ------------
Cost of shares repurchased:
   Class A .......................   (3,842,001)       (4,436,075)      (62,421,380)     (65,928,248)
   Class B .......................      (62,983)           (5,175)       (1,046,510)         (77,652)
   Class D .......................     (800,763)         (502,645)      (12,923,435)      (7,458,967)
Exchanged into associated Funds:
   Class A .......................   (5,397,178)       (5,701,122)      (86,520,445)     (84,564,193)
   Class B .......................     (102,320)          (21,412)       (1,680,196)        (324,343)
   Class D .......................   (2,573,135)         (610,189)      (43,101,112)      (8,937,833)
                                    -----------       -----------      ------------     ------------
Total ............................  (12,778,380)      (11,276,618)     (207,693,078)    (167,291,236)
                                    -----------       -----------      ------------     ------------
Increase in Net Assets
from Capital Share Transactions ..   3,652,276          2,210,442        56,736,506       33,375,420
                                    ===========       ===========      ------------     ------------
Increase in Net Assets ..........................................       108,450,336       65,685,226
NET ASSETS:
Beginning of year ...............................................       726,649,126      660,963,900
                                                                       ------------     ------------
End of Year (including undistributed net investment income of
$20,589 and $1,123,357, respectively) ...........................      $835,099,462     $726,649,126
                                                                       ============     ============

----------
*   The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.


                                                                            ----

================================================================================

Notes to Financial Statements

1. Multiple Classes of Shares -- Seligman Common Stock Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in common stocks and convertible issues are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Foreign Currency Transactions -- The books and records of the Fund are maintained in USdollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into USdollars at the rate of exchange prevailing on the respective dates of such transactions.

            The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

e. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1997, distribution and service fees were the only class-specific expenses.

f. Distributions to Shareholders -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1997, amounted to $785,313,672 and $831,457,378, respectively.

      At December 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including


----
16

================================================================================

Notes to Financial Statements

the effects of foreign currency translations, amounted to $217,178,514 and $7,471,314, respectively.

4. Management Fee, Administrative Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. Seligman Henderson Co. (the "Subadviser"), an entity owned 50% each by the Manager and Henderson plc, supervises and directs all or a portion of the Fund's foreign investments. For this service, the Subadviser receives a fee from the Manager, payable monthly. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager or by Henderson plc. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets, 0.60% per annum of the next $1 billion of the Fund's average daily net assets, and 0.55% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund's average daily net assets.

      Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $65,673 from sales of Class A shares, after commissions of $512,897 were paid to dealers.

      The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1997, fees incurred aggregated $1,715,126 or 0.24% per annum of the average daily net assets of Class A shares.

      Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

      With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

      For the year ended December 31, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $126,148 and $725,752, respectively.

      The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1997, such charges amounted to $20,009.

      The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor, for the year ended December 31, 1997, amounted to $28,801.

      Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1997, Seligman Services, Inc. received commissions of $22,385 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $468,360, pursuant to the Plan.

      Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,227,231 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $22,506.

      Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

      The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at December 31, 1997, of $188,372 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.


                                                                            ----

================================================================================

Financial Highlights

      The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

      "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

      "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for periods beginning January 1, 1996.

                                                                                       CLASS A
                                                     -------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                      1997(o)          1996(o)          1995(o)        1994(o)         1993
                                                     ---------        ---------        ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Year ................  $   14.89        $   14.19        $   12.12      $   13.47      $   12.79
                                                     ---------        ---------        ---------      ---------      ---------
Net investment income .............................        .30              .35              .36            .38            .39
Net realized and unrealized investment gain (loss)        3.18             1.81             3.00           (.64)          1.49
Net realized and unrealized gain (loss)from foreign
currency transactions .............................       (.07)              --              .01             --             --
                                                     ---------        ---------        ---------      ---------      ---------
Increase (Decrease) From Investment Operations ....       3.41             2.16             3.37           (.26)          1.88
Dividends paid ....................................       (.32)            (.34)            (.36)          (.37)          (.38)
Distributions from net gain realized ..............      (2.06)           (1.12)            (.94)          (.72)          (.82)
                                                     ---------        ---------        ---------      ---------      ---------
Net Increase (Decrease) in Net Asset Value ........       1.03              .70             2.07          (1.35)           .68
                                                     ---------        ---------        ---------      ---------      ---------
Net Asset Value, End of Year ......................  $   15.92        $   14.89        $   14.19      $   12.12      $   13.47
                                                     =========        =========        =========      =========      =========
TOTAL RETURN BASED ON NET ASSET VALUE: ............      23.58%           15.44%           28.17%         (1.89)%        14.86%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ....................       1.13%            1.15%             .93%           .85%           .87%
Net investment income to average net assets .......       1.83%            2.36%            2.56%          2.93%          2.86%
Portfolio turnover ................................     106.02%           56.10%           46.08%         57.17%         54.37%
Average commission rate paid ......................  $   .0426        $   .0554
Net Assets, End of Year (000S Omitted) ............  $ 734,635        $ 656,260        $ 614,400      $ 510,956      $ 553,222

----------
See footnotes on page 19.


----
18

================================================================================

Financial Highlights

                                                            CLASS B                                  CLASS D
                                                   ----------------------     ---------------------------------------------------
                                                     YEAR        4/22/96*               YEAR ENDED DECEMBER 31,           5/3/93*
                                                     ENDED         TO         ----------------------------------------      TO
                                                   12/31/97(o)  12/31/96(o)   1997(o)    1996(o)    1995(o)    1994(o)   12/31/93
                                                   -----------  -----------   -------    -------    -------    -------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Year ................  $ 14.87      $14.80      $ 14.87    $ 14.16    $ 12.07    $ 13.46    $13.29
                                                     -------      ------      -------    -------    -------    -------    ------
Net investment income .............................      .17         .15          .17        .24        .24        .22       .18
Net realized and unrealized investment gain
(loss) ............................................     3.17        1.20         3.18       1.80       3.00       (.66)     1.02
Net realized and unrealized gain (loss)from
foreign currency transactions .....................     (.07)         --         (.07)        --        .01         --        --
                                                     -------      ------      -------    -------    -------    -------    ------
Increase (Decrease) from Investment
Operations ........................................     3.27        1.35         3.28       2.04       3.25       (.44)     1.20
Dividends paid ....................................     (.20)       (.16)        (.20)      (.21)      (.22)      (.23)     (.21)
Distributions from net gain realized ..............    (2.06)      (1.12)       (2.06)     (1.12)      (.94)      (.72)     (.82)
                                                     -------      ------      -------    -------    -------    -------    ------
Net Increase (Decrease) in Net Asset Value ........     1.01         .07         1.02        .71       2.09      (1.39)      .17
                                                     -------      ------      -------    -------    -------    -------    ------
Net Asset Value, End of Year ......................  $ 15.88      $14.87      $ 15.89    $ 14.87    $ 14.16    $ 12.07    $13.46
                                                     =======      ======      =======    =======    =======    =======    ======
TOTAL RETURN BASED ON NET ASSET VALUE: ............    22.59%       9.21%       22.66%     14.58%     27.17%     (3.24)%    9.09%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net asset .....................     1.89%       1.92%+       1.89%      1.91%      1.72%      1.96%     2.02%+
Net investment income to average net assets .......     1.07%       1.55%+       1.07%      1.61%      1.80%      1.68%     1.83%+
Portfolio turnover ................................   106.02%      56.10%++    106.02%     56.10%     46.08%     57.17%    54.37%+++
Average commission rate paid ......................  $ .0426      $.0554++    $ .0426    $ .0554
Net Assets, End of Year (000s omitted) ............  $19,568      $6,451      $80,896    $63,938    $46,564    $14,416     $5,667

----------
  *   Commencement of offering of shares.
 (o) Per share amounts for the years ended December 31, 1997, 1996, 1995, and 1994, are calculated based on average shares outstanding.
  +   Annualized.
 ++   For the year ended December 31, 1996.
+++   For the year ended December 31, 1993.
See Notes to Financial Statements.


                                                                            ----

================================================================================

Report of Independent Auditors

--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
Seligman Common Stock Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Common Stock Fund, Inc. as of December 31, 1997, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Common Stock Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

New York, New York
January 30, 1998

--------------------------------------------------------------------------------


----
20

================================================================================

Federal Tax Status of 1997 Dividend and Gain Distributions
For Taxable Accounts

The quarterly dividends paid to Class A, B, and D shareholders in 1997 are taxable as ordinary income for federal tax purposes. It makes no difference whether you received them in cash or in shares. Under the Internal Revenue Code, 79% of the dividends paid to Class A, B, and D shareholders has been designated as qualifying for the dividend received deduction available to corporate shareholders. In order to claim the dividend received deduction for these distributions, corporate shareholders must have held the Fund's shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

A distribution of $0.514 per share from 1996 undistributed net realized gain, consisting of $0.468 from net long-term and $0.046 from net short-term gain realized on investments, was paid June 25, 1997, to Class A, B, and D shareholders. On November 21, 1997, a net long-term distribution of $1.55 per share from gain realized on investments in 1997, was paid to Class A, B, and D shareholders. The federal Taxpayer Relief Act of 1997 modified the classification of long-term capital gains to include a "28% Rate Gain" category. Please note that 100% of the Fund's June 1997 long-term capital gain distribution is categorized as "28% Rate Gain," while 41% of the November 1997 long-term capital gain distribution is categorized as "28% Rate Gain." The distributions from net long-term gain are designated as "capital gain dividends" for federal income tax purposes and are taxable to shareholders in 1997 as a long-term gain from the sale of capital assets, no matter how long your shares have been owned or whether the distribution was paid in additional shares or cash. However, if shares on which a long-term capital gain distribution was received are subsequently sold, and such shares were held for six months or less from date of purchase, any loss on the sale would be treated as long-term to the extent it offsets the long-term gain distribution. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

If the gain distributions were paid in shares, the per share cost basis for federal income tax purposes is $16.94 for Class A shares, and $16.92 for Class B and D shares for the June 25 distribution, and $15.45 for Class A shares, $15.40 for Class B shares, and $15.41 for Class D shares for the November 21 distribution.

A year-end statement of account showing activity for 1997, a Form 1099-DIV, and if applicable, a Form 1099-B have been mailed to each shareholder. The Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year and reported to the Internal Revenue Service as required by federal regulations. Form 1099-DIV shows the amounts of the distributions on investments paid to the shareholder during the year.


                                                                            ----

================================================================================

Board of Directors


--------------------------------------------------------------------------------
John R. Galvin(2)
Dean, Fletcher School of Law and Diplomacy
  at Tufts University
Director, Raytheon Company
Director, USLIFE Corporation

Alice S. Ilchman(3)
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson(2)
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow
Retired Chairman and Senior Partner,
  Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.

Betsy S. Michel(2)
Trustee, Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris(1)
Chairman
Chairman of the Board, J. & W. Seligman & Co.
  Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney(3)
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

James Q. Riordan(3)
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

Richard R. Schmaltz(1)
Managing Director, J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer(3)
Retired Vice President, Pfizer, Inc.
Director, USLIFE Corporation

James N. Whitson(2)
Executive Vice President and Director,
  Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino(1)
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.

Director Emeritus
Fred E. Brown
Director and Consultant, J. & W. Seligman & Co.
  Incorporated

----------
Member: (1) Executive Committee
        (2) Audit Committee
        (3) Director Nominating Committee

--------------------------------------------------------------------------------


----
22

================================================================================

Executive Officers

--------------------------------------------------------------------------------

William C. Morris             Charles C. Smith, Jr.         Thomas G. Rose
Chairman                      Vice President                Treasurer

Brian T. Zino                 Lawrence P. Vogel             Frank J. Nasta
President                     Vice President                Secretary

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FOR MORE INFORMATION

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder
                   Services
(800) 445-1777     Retirement Plan
                   Services
(212) 682-7600     Outside the
                   Continental
                   United States
(800) 622-4597     24-Hour Automated
                   Telephone Access
                   Service

--------------------------------------------------------------------------------


                                                                            ----

================================================================================

Glossary of Financial Terms

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Document that contains updated or more detailed information about a mutual fund and supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 1997 Mutual Fund Fact Book.


----
24

                        SELIGMAN FINANCIAL SERVICES, INC.
                                 an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017


  This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Common Stock Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                 [RECYCLE
                                                                   LOGO]
EQCS2 12/97                                            Printed on Recycled Paper